Exhibit
99.2
Condensed Interim Consolidated Financial Statements
(Expressed in U.S. dollars)
GREENBROOK TMS INC.
Three and nine months ended September 30, 2024 and 2023
(Unaudited)
GREENBROOK TMS INC.
Condensed Interim Consolidated Balance Sheets
(Expressed in U.S. dollars, unless otherwise stated)
(Unaudited)

	September 30, 2024	December 31, 2023
Assets

Current assets:
Cash	$368,512	$3,323,708
Restricted cash	1,000,000	1,000,000
Accounts receivable, net (note 19(b))	12,628,278	7,569,843
Prepaid expenses and other	5,647,935	3,079,785

Total current assets	19,644,725	14,973,336

Property, plant and equipment (note 5)	4,725,435	4,793,979
Intangible assets (note 6)	572,537	622,057
Finance right-of-use assets (note 7(a))	1,276,821	2,140,338
Operating right-of-use assets (note 7(b))	23,658,188	28,887,905

Total assets	$49,877,706	$51,417,615

Liabilities and Shareholders’ Deficit

Current liabilities:
Accounts payable and accrued liabilities (note 8)	$14,948,703	$13,701,630
Current portion of loans payable (note 9(a))	11,419,486	5,770,603
Current portion of finance lease liabilities (note 7(a))	355,161	622,730
Current portion of operating lease liabilities (note 7(b))	4,043,583	3,960,346
Current portion of shareholder loans (note 10)	3,690,568	505,161
Other payables (note 11)	1,947,395	5,730,781
Non-controlling interest loans (note 9(b))	58,074	63,174
Deferred and contingent consideration (note 12)	1,000,000	1,000,000
Advance for research collaboration (note 13)	—	1,300,000

Total current liabilities	37,462,970	32,654,425

Loans payable (note 9(a))	131,774,065	90,230,173
Finance lease liabilities (note 7(a))	20,534	235,107
Operating lease liabilities (note 7(b))	21,138,829	26,438,220
Shareholder loans (note 10)	—	2,807,480

Total liabilities	190,396,398	152,365,405

Shareholders’ deficit:
Common shares (note 14)	121,236,710	120,741,061
Contributed surplus (note 15)	5,508,810	5,397,700
Deficit	(263,661,144)	(224,174,970)

Total shareholders’ deficit excluding non-controlling interest	(136,915,624)	(98,036,209)
Non-controlling interest (note 23)	(3,603,068)	(2,911,581)

Total shareholders’ deficit	(140,518,692)	(100,947,790)
Basis of preparation and going concern (note 2(a))
Contingencies (note 16)
Subsequent events (notes 2(a) and 25)
Related party transactions (note 21)

Total liabilities and shareholders’ deficit	$49,877,706	$51,417,615

See accompanying notes to condensed interim consolidated financial statements.

GREENBROOK TMS INC.
Condensed Interim Consolidated Statements of Comprehensive Loss
(Expressed in U.S. dollars, unless otherwise stated)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenue:
Service revenue	$18,872,131	$17,364,264	$55,992,388	$54,359,174
Other revenue	200,000	—	1,500,000	—

	19,072,131	17,364,264	57,492,388	54,359,174

Expenses:
Direct center and patient care costs	13,043,838	13,135,231	39,945,827	40,397,958
Other regional and center support costs (note 24)	7,223,389	4,764,130	20,645,033	14,353,697
Depreciation (notes 5 and 7)	308,113	583,388	932,061	2,418,742

	20,575,340	18,482,749	61,522,921	57,170,397

Regional operating loss	(1,503,209)	(1,118,485)	(4,030,533)	(2,811,223)

Center development costs	31,929	137,770	272,650	355,832
Corporate, general and administrative expenses (note 24)	6,291,658	5,986,061	21,470,073	21,405,122
Share-based compensation (note 15)	51,923	14,740	111,110	591,470
Amortization (note 6)	16,426	16,548	49,520	49,643
Interest expense	4,984,262	3,088,382	13,921,621	8,665,931
Interest income	(66)	(64)	(196)	(165)
Loss on extinguishment of loans (note 10(a))	—	14,274	—	14,274
Loss on device contract termination (note 11 (d))	—	3,181,116	—	3,181,116

Loss before income taxes	(12,879,341)	(13,557,312)	(39,855,311)	(37,074,446)
Income tax expense (note 18)	—	—	—	—

Loss for the period and comprehensive loss	$(12,879,341)	$(13,557,312)	$(39,855,311)	$(37,074,446)
Non-controlling interest (note 23)	328,018	(66,025)	(24,461)	(249,575)

Loss for the period and comprehensive loss attributable to Greenbrook	$(13,207,359)	$(13,491,287)	$(39,830,850)	$(36,824,871)

Net loss per share (note 22):
Basic	$(0.33)	$(0.32)	$(0.92)	$(0.97)
Diluted	(0.33)	(0.32)	(0.92)	(0.97)

See accompanying notes to condensed interim consolidated financial statements.

GREENBROOK TMS INC.
Condensed Interim Consolidated Statements of Changes in Equity (Deficit)
(Expressed in U.S. dollars, unless otherwise stated)
(Unaudited)

	Common shares		Contributed surplus	Deficit	Non- controlling interest	Total equity (deficit)
Nine months ended September 30, 2023	Number	Amount
Balance, December 31, 2022	29,436,545	$114,120,362	$4,552,067	$(175,007,144)	$(2,777,127)	$(59,111,842)
Net comprehensive loss for the period	—	—	—	(10,591,310)	(68,826)	(10,660,136)
Share-based compensation (note 15)	—	—	62,948	—	—	62,948
Issuance of common shares (note 14)	11,363,635	6,139,262	—	—	—	6,139,262
Issuance of lender warrants	—	—	59,786	—	—	59,786
Acquisition of subsidiary non-controlling interest (note 23)	—	—	—	(118,052)	118,052	—

Balance, March 31, 2023	40,800,180	$120,259,624	$4,674,801	$(185,716,506)	$(2,727,901)	$(63,509,982)
Net comprehensive loss for the period	—	—	—	(12,742,274)	(114,724)	(12,856,998)
Share-based compensation (note 15)	—	—	513,782	—	—	513,782

Balance, June 30, 2023	40,800,180	$120,259,624	$5,188,583	$(198,458,780)	$(2,842,625)	$(75,853,198)
Net comprehensive loss for the period	—	—	—	(13,491,287)	(66,025)	(13,557,312)
Share-based compensation (note 15)	—	—	14,740	—	—	14,740
Issuance of common shares (note 14)	1,973,831	481,437	—	—	—	481,437
Issuance of lender warrants	—	—	19,346	—	—	19,346
Gain on extinguishment of shareholder loan	—	—	39,822	—	—	39,822
Acquisition of subsidiary non-controlling interest (note 23)	—	—	—	371,303	(371,816)	(513)
Distribution to non-controlling interest	—	—	—	(20,000)	—	(20,000)

Balance, September 30, 2023	42,774,011	$120,741,061	$5,262,491	$(211,598,764)	$(3,280,466)	$(88,875,678)

GREENBROOK TMS INC.
Condensed Interim Consolidated Statements of Changes in Equity (Deficit) (continued)
(Expressed in U.S. dollars, unless otherwise stated)
(Unaudited)

	Common shares		Contributed surplus	Deficit	Non- controlling interest	Total equity (deficit)
Nine months ended September 30, 2024	Number	Amount
Balance, December 31, 2023	42,774,011	$120,741,061	$5,397,700	$(224,174,970)	$(2,911,581)	$(100,947,790)
Net comprehensive loss for the period	—	—	—	(14,218,296)	(321,849)	(14,540,145)
Share-based compensation (note 15)	—	—	25,302	—	—	25,302
Issuance of common shares (note 14)	2,828,249	495,649	—	—	—	495,649

Balance, March 31, 2024	45,602,260	$121,236,710	$5,423,002	$(238,393,266)	$(3,233,430)	$(114,966,984)
Net comprehensive loss for the period	—	—	—	(12,405,195)	(30,630)	(12,435,825)
Share-based compensation (note 15)	—	—	33,885	—	—	33,885
Distribution to non-controlling interest	—	—	—	—	(94,500)	(94,500)
Acquisition of subsidiary non-controlling interest (note 23)	—	—	—	344,676	(466,026)	(121,350)

Balance, June 30, 2024	45,602,260	$121,236,710	$5,456,887	$(250,453,785)	$(3,824,586)	$(127,584,774)
Net comprehensive loss for the period	—	—	—	(13,207,359)	328,018	(12,879,341)
Share-based compensation (note 15)	—	—	51,923	—	—	51,923
Surrender and cancellation of common shares – PA Settlement Agreement (note 14)	(11,634,660)	—	—	—	—	—
Distributions to non-controlling interests	—	—	—	—	(106,500)	(106,500)

Balance, September 30, 2024	33,967,600	121,236,710	5,508,810	(263,661,144)	(3,603,068)	(140,518,692)

See accompanying notes to condensed interim consolidated financial statements.

GREENBROOK TMS INC.
Condensed Interim Consolidated Statements of Cash Flows
(Expressed in U.S. dollars, unless otherwise stated)
(Unaudited)

	Nine months ended
	September 30, 2024	September 30, 2023
Cash provided by (used in)

Operating activities:
Loss for the period	$(39,855,311)	$(37,074,446)
Adjusted for:
Amortization	49,520	49,643
Depreciation	932,061	2,418,742
Operating lease expense	5,494,188	6,061,923
Interest expense	13,921,621	8,665,931
Interest income	(196)	(165)
Share-based compensation	111,110	591,470
Loss on extinguishment of loan	—	14,274
Loss on device contract termination (note 11(d))	—	3,181,116
Credit facility amendment fee (note 9(a))	—	1,000,000
Neuronetics Note non-cash transaction costs (note 9(a))	—	116,356
Gain on lender warrants	—	(6,567)
Gain on deferred share units (note 11(b))	(333,105)	(273,938)
Gain on performance share units	—	(43,748)
Change in non-cash operating working capital:
Accounts receivable	(5,058,435)	1,131,874
Prepaid expenses and other	(2,568,150)	(1,663,270)
Accounts payable and accrued liabilities	1,247,073	7,286,486
Other payables	(3,449,234)	(750,000)
Advance for research collaboration	(1,300,000)	—
Interest paid	(575,655)	(2,906,444)
Interest received	196	165
Repayment of operating lease liabilities	(5,425,421)	(8,024,282)

	(36,809,738)	(20,224,880)

Financing activities:
Net proceeds on issuance of common shares (note 14)	495,649	6,620,699
Financing costs incurred	(733,275)	(702,403)
Loans payable advanced (note 9(a))	36,218,275	9,299,000
Loans payable and promissory notes repaid (note 9(a))	(1,252,265)	(655,343)
Promissory notes advanced (note 9(a) and note 10)	—	8,100,000
Principal repayment of finance lease liabilities	(541,492)	(3,168,061)
Net non-controlling interest loans repaid	(10,000)	(17,027)
Distribution to non-controlling interest	(201,000)	(20,000)

	33,975,892	19,456,865

Investing activities:
Purchase of property, plant and equipment	—	(43,143)
Acquisition of subsidiary non-controlling interest (note 23)	(121,350)	(513)

	(121,350)	(43,656)

Decrease in cash	(2,955,196)	(811,671)
Cash, beginning of period	3,323,708	1,623,957

Cash, end of period	$368,512	$812,286

See accompanying notes to condensed interim consolidated financial statements.

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and September 30, 2023
(Unaudited)

1.	Reporting entity:
Greenbrook TMS Inc. (the “Company”), an Ontario corporation along with its subsidiaries, controls and operates a network of outpatient mental health services centers that specialize in the provision of Transcranial Magnetic Stimulation (“TMS”) therapy and other treatment modalities for the treatment of depression and related psychiatric services.
The Company’s head and registered office is located at 890 Yonge Street, 7th Floor, Toronto, Ontario, Canada, M4W 3P4. The Company’s United States corporate headquarters is located at 8401 Greensboro Drive, Suite 425, Tysons Corner, Virginia, USA, 22102.

2.	Basis of presentation:

(a)	Going concern:
These condensed interim consolidated financial statements for the three and nine months ended September 30, 2024 have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the basis of presentation outlined in note 2(b) on the assumption that the Company is a going concern and will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business for the next 12 months.
The Company has experienced losses since inception and has negative cash flow from operating activities of $36,809,738 for the nine months ended September 30, 2024 ($20,224,880 – nine months ended September 30, 2023). The Company’s cash balance, excluding restricted cash, as at September 30, 2024 was $368,512 ($3,323,708 as at December 31, 2023) and negative working capital as at September 30, 2024 was $17,818,245 (negative working capital of $17,681,089 as at December 31, 2023).
On July 14, 2022, the Company entered into a credit agreement (the “Madryn Credit Agreement”), as amended, for a $75,000,000 secured credit facility (the “Madryn Credit Facility”) with Madryn Fund Administration, LLC and its affiliated entities (collectively, “Madryn”). Upon closing of the Madryn Credit Facility, the Company drew a $55,000,000 term loan under the Madryn Credit Facility. In addition, the Madryn Credit Facility permits the Company to draw up to an additional $20,000,000 in a single draw at any time on or prior to December 31, 2024 for purposes of funding future mergers and acquisition activity.

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

2.	Basis of presentation (continued):

On March 23, 2023, the Company completed a
non-brokered
private placement of common shares of the Company (the “Common Shares”), for aggregate gross proceeds to the Company of approximately $6,250,000 (the “2023 Private Placement”). The 2023 Private Placement included investments by Madryn, together with certain of the Company’s other major shareholders, including Greybrook Health Inc. (“Greybrook Health”) and affiliates of Masters Special Situations LLC (“MSS”).
On July 13, 2023, the Company entered into a purchase agreement (the “Alumni Purchase Agreement”) with Alumni Capital LP (“Alumni”). The Alumni Purchase Agreement provided equity line financing for sales from time to time of up to $4,458,156 of Common Shares. The Company issued an aggregate of 1,761,538 Common Shares under the Alumni Purchase Agreement for gross proceeds of $481,437.
On February 26, 2024, the Company completed a registered direct offering of Common Shares (the “February 2024 Direct Offering”). Pursuant to the February 2024 Direct Offering, an aggregate of 2,828,249 Common Shares were issued at a price of $0.20 per Common Share, for aggregate gross proceeds to the Company of $565,649. See note 14.
During the nine months ended September 30, 2024, the Company received an aggregate of $36,218,275 in debt financings from Madryn in order to satisfy short-term cash requirements, and certain amendments to the Madryn Credit Facility were also effected to amend the Company’s minimum liquidity covenant. See note 9.
The terms of the Madryn Credit Facility require the Company to satisfy various financial covenants including a minimum liquidity and minimum consolidated revenue amounts that became effective on July 14, 2022 and September 30, 2022, respectively. A failure to comply with these covenants, or failure to obtain a waiver for any non-compliance,
would result in an event of default under the Madryn Credit Agreement and would allow Madryn to accelerate repayment of the debt, which could materially and adversely affect the business, results of operations and financial condition of the Company. On February 21, 2023, March 20, 2023, June 14, 2023, July 3, 2023, July 14, 2023, August 1, 2023, August 14, 2023, September 15, 2023, September 29, 2023, October 12, 2023, November 15, 2023, December 14, 2023, January 19, 2024, February 15, 2024, March 15, 2024, March 28, 2024, May 1, 2024, June 4, 2024, June 25, 2024, July 18, 2024, August 2, 2024, August 19, 2024, September 5, 2024, September 19, 2024, October 3, 2024, October 15, 2024, November 6, 2024 and November 27, 2024, the Company received waivers from Madryn with respect to the Company’s non-compliance
with the minimum liquidity covenant, which has been extended to

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

2.	Basis of presentation (continued):

December 9, 2024. In addition, the Company also received a waiver relating to the requirement to deliver financial statements within 90 days of each fiscal year end until April 26, 2024, and audited financial statements for such fiscal year, accompanied by a report and opinion of an independent certified public accountant which is not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit. As at September 30, 2024, the Company was in compliance with the financial covenants of the Madryn Credit Agreement, as amended.
On October 3, 2024, October 15, 2024 and November 6, 2024, the Company received an aggregate of $5,106,599 in debt financing from Madryn in order to satisfy the Company’s short-term cash requirements. See note 25.
On August 12, 2024, the Company entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Neuronetics, Inc. (“Neuronetics”), in which Neuronetics will acquire all of the outstanding Common Shares of the Company in an all-stock
transaction (the “Neuronetics Transaction”).
As part of the Neuronetics Transaction, Madryn has agreed to convert all of the amount outstanding under the Madryn Credit Facility (as defined below) and all of the Subordinated Convertible Notes (as defined below) (including notes held by Madryn and other third-parties, which are forced to convert as a result of Madryn’s election) into Common Shares prior to the effective date of the Neuronetics Transaction. On December 10, 2024, the Neuronetics Transaction closing was announced with an effective date of December 9, 2024. See note 14 and note 25.
On October 3, 2024, the Company converted all outstanding Subordinated Convertible Notes into an aggregate of 134,667,522 Common Shares at a conversion price of $0.078 per Common Share. See note 25.
On February 22, 2024, the Company received the final delisting notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) due to the continued failure to satisfy either the $1.00 minimum bid price listing requirement in Nasdaq Listing Rule 5550(a)(2) or the minimum stockholders’ equity requirements in Nasdaq Listing Rule
5550(b). Consequently, the trading of the Company’s Common Shares was suspended as of the open of trading on February 26, 2024. The Company determined that it was in the

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

2.	Basis of presentation (continued):

overall best interests of the Company not to appeal the decision. Subsequently, the Company’s Common Shares have been quoted on OTCQB Market, operated by OTC Markets Group Inc. (the “OTCQB Market”).
Although the Company believes it will become cash flow positive in the future, the timing of this is uncertain given that the Company has historically not been able to meet its forecast. The Company will require additional financing in order to fund its operating and investing activities in the future, including making timely payments to certain vendors, landlords, lenders and similar other business partners. The delay in such payments may result in potential defaults under the terms of the agreements the Company has with various parties. The Company has historically been able to obtain financing from supportive shareholders, its lenders and other sources when required and will be reliant on financing received from Neuronetics and other lenders; however, the Company may not be able to access further equity or debt financing when needed. As such, there can be no assurance that the Company will be able to obtain additional liquidity when needed or under acceptable terms, if at all. If additional financing is not obtained, the Company may not be able to repay its short-term obligations, which may result in a requirement to file for bankruptcy protection. The existence of the above-described conditions indicate substantial doubt as to the Company’s ability to continue as a going concern as at September 30, 2024.
These condensed interim consolidated financial statements do not reflect adjustments that would be necessary if the going concern assumption was not appropriate. If the going concern basis was not appropriate for these condensed interim consolidated financial statements, then adjustments would be necessary to the carrying value of assets and liabilities, the reported expenses, and the condensed interim consolidated balance sheet classification used, and these adjustments may be material.

(b)	Basis of measurement:
These condensed interim consolidated financial statements have been prepared on a historic cost basis except for financial instruments classified as fair value through profit or loss, which are stated at their fair value. Other measurement bases are described in the applicable notes.

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

2.	Basis of presentation (continued):

Presentation of the condensed interim consolidated balance sheet differentiates between current and non-current
assets and liabilities. The condensed interim consolidated statements of comprehensive loss are presented using the function classification of expense.
Regional operating loss presents regional operating loss on an entity-wide basis and is calculated as total revenue less direct center and patient care costs, other regional and center support costs, and depreciation. These costs encapsulate all costs (other than incentive compensation such as share-based compensation granted to senior regional employees) associated with the center and regional management infrastructure, including the cost of the delivery of treatments to patients and the cost of the Company’s regional patient acquisition strategy.

3.	Significant accounting policies:
These condensed interim consolidated financial statements have been prepared using the material accounting policies consistent with those applied in the Company’s December 31, 2023 audited consolidated financial statements, except as described below relating to the application of ASC Topic 606,
Revenue from Contracts with Customers
(“ASC 606”).

(a)	Revenue recognition:
Other revenue is recognized at a point in time upon the performance of services under contracts with customers and represents the consideration to which the Company expects to be entitled. Other revenue includes revenue from research agreements.
Research agreements consist of arrangements with other companies to perform studies and investigational tasks on the delivery and scalability of various treatment modalities. Revenue related to research agreements is recognized based on the completion of pre-set
milestones, outlined in the contract.

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GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

4.	Recent accounting pronouncements:

Recent accounting pronouncements adopted:
The Financial Accounting Standards Board (“FASB”) has issued the following amendments to the existing standards that became effective for periods beginning on or after January 1, 2024:

(i)
Accounting Standards Update
2023-09—Income
Taxes (Topic 740): Improvements to Income Tax Disclosures. This standard introduces improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.

The adoption of the amendments to the existing standards did not have a material impact on these condensed interim consolidated financial statements.

1
1

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

5.	Property, plant and equipment:

	Leasehold improvements	TMS devices	Total
Cost
Balance, December 31, 2023	$359,662	$6,427,908	$6,787,570
Additions	—	699,903	699,903
Asset Disposal	(8,950)	(80,000)	(88,950)

Balance, September 30, 2024	$350,712	$7,047,811	$7,398,523

Accumulated depreciation
Balance, December 31, 2023	$156,540	$1,837,051	$1,993,591
Depreciation	46,078	722,369	768,447
Asset Disposal	(8,950)	(80,000)	(88,950)

Balance, September 30, 2024	$193,668	$2,479,420	$2,673,088

Net book value
Balance, December 31, 2023	$203,122	$4,590,857	$4,793,979
Balance, September 30, 2024	157,044	4,568,391	4,725,435

6.	Intangible assets:

	Management service agreement	Covenant not to compete	Total
Cost
Balance, December 31, 2023	$2,792,178	$355,238	$3,147,416
Additions	—	—	—
Asset Disposal	—	(355,238)	(355,238)

Balance, September 30, 2024	$2,792,178	$—	$2,792,178

Accumulated amortization
Balance, December 31, 2023	$2,176,641	$348,718	$2,525,359
Amortization	43,000	6,520	49,520
Asset Disposal	—	(355,238)	(355,238)

Balance, September 30, 2024	$2,219,641	$—	$2,219,641

Net book value
Balance, December 31, 2023	$615,537	$6,520	$622,057
Balance, September 30, 2024	572,537	—	572,537

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2

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

7.	Right-of-use assets and lease liabilities:
The Company enters into lease agreements related to TMS devices and mental health treatment centers (“Treatment Centers”). These lease agreements range from one year to seven years in length.
Right-of-use
assets are initially measured at cost, which is comprised of the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred.
Lease liabilities have been measured by discounting future lease payments using a rate implicit in the lease or the Company’s incremental borrowing rate. The Company’s incremental borrowing rate during the period ended September 30, 2024 is 14.5% (December 31, 2023 – 14.5%).

(a)	Finance leases:
Finance leases include lease agreements relating to TMS devices.

September 30, 2024
Finance right-of-use assets, beginning of the period	$2,140,338
Impact of lease additions, disposals and/or modifications	—
Exercise of buy-out options into property, plant and equipment	(699,903)
Depreciation on right-of-use assets	(163,614)

Finance right-of-use assets, end of the period	$1,276,821

September 30, 2024
Finance lease liabilities, beginning of the period	$857,837
Impact of lease additions, disposals and/or modifications	10,601
Interest expense on lease liabilities	48,749
Payments of lease liabilities	(541,492)

Finance lease liabilities, end of the period	$375,695

Less current portion of finance lease liabilities	355,161

Long term portion of finance lease liabilities	$20,534

1
3

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

7.	Right-of-use assets and lease liabilities (continued):

(b)	Operating leases:
Operating leases include lease agreements relating to Treatment Centers.

September 30, 2024
Operating right-of-use assets, beginning of the period	$28,887,905
Impact of lease additions, disposals and/or modifications	(2,125,346)
Right-of-use asset lease expense	(3,104,371)

Operating right-of-use assets, end of the period	$23,658,188

September 30, 2024
Operating lease liabilities, beginning of the period	$30,398,566
Impact of lease additions, disposals and/or modifications	(2,180,550)
Lease liability expense	2,389,817
Payments of lease liabilities	(5,425,421)

Operating lease liabilities, end of the period	25,182,412

Less current portion of operating lease liabilities	4,043,583

Long term portion of operating lease liabilities	$21,138,829

8.	Accounts payable and accrued liabilities:
The accounts payable and accrued liabilities are as follows:

	September 30, 2024	December 31, 2023
Accounts payable	$10,563,496	$9,050,616
Accrued liabilities	4,385,207	4,651,014

Total	$14,948,703	$13,701,630

1
4

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable:

(a)	Borrowings:

	TMS device loans (i)	Credit Facility (ii)	Promissory notes (iii)	Neuronetics Note (iv)	Total
Short Term	$6,696	—	$7,412,790	$4,000,000	$11,419,486
Long Term	—	131,595,084	178,981	—	131,774,065

Total, net	$6,696	$131,595,084	$7,591,771	$4,000,000	$143,193,551
Unamortized capitalized financing costs	—	2,907,505	151,081	—	3,058,586

Total, September 30, 2024	$6,696	$134,502,589	$7,742,852	$4,000,000	$146,252,137

(i)	TMS Device loans:
During the year ended December 31, 2022, the Company assumed loans as part of the Success TMS Acquisition (as defined below) from three separate financing companies for the purchase of TMS devices. These TMS device loans bear an average interest rate of 9.3% with average monthly blended interest and capital payments of $1,538 and matured or mature, as applicable, during the years ended or ending, as applicable, December 31, 2023 to December 31, 2025. There are no covenants associated with these loans.
During the nine months ended September 30, 2024, the Company repaid TMS device loans totalling $52,265 (nine months ended September 30, 2023 – $122,010).

(ii)	Credit Facility:
On July 14, 2022, the Company entered into the Madryn Credit Agreement in respect of the Madryn Credit Facility. The Madryn Credit Facility provided the Company with a $55,000,000 term loan (the “Existing Loan”) that was funded at closing on July 14, 2022, with an option to draw up to an additional $20,000,000 in a single draw at any time on or prior to December 31, 2024 for the purposes of funding future mergers and acquisition activity. As at December 31, 2022, all amounts borrowed under the Madryn Credit Facility bore interest at a rate equal to the three-month London Interbank Offered Rate (“LIBOR”) plus 9.0%, subject to a minimum three-month LIBOR floor of 1.5%. The Madryn Credit Facility matures over 63 months and provides for four years of interest-only payments. The initial principal balance of $55,000,000 is due in five equal 3 month installments beginning on September 30, 2026. The Company has granted general security over all assets of the Company in connection with the performance and prompt payment of all obligations of the Madryn Credit Facility.

1
5

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable (continued):

On February 1, February 21, March 20, March 24, August 1, September 15, October 19, November 2, November 15, December 5, December 14, and December 28, 2023, and January 19, February 5, February 15, March 1, March 15, March 29, April 15, May 1, May 15, June 4, June 25, June 27, July 18, August 2, August 19, September 5 and September 19, 2024, the Company entered into amendments to the Madryn Credit Facility, whereby Madryn extended an aggregate total of twenty-nine
additional tranches of debt financing to the Company in an aggregate principal amount of $62,949,913, each of which were fully funded at closing of the applicable tranche (the “New Loans”). The terms and conditions of the New Loans are consistent with the terms and conditions of the Existing Loan. Subsequent to September 30, 2024, the Company entered into two additional amendments on October 3 and October 15, 2024. See note 25.
In addition, the Madryn Credit Facility was amended on February 21, 2023 to provide that, commencing March 31, 2023, all advances under the Madryn Credit Facility (including the New Loans) will cease to accrue interest using the LIBOR benchmark and instead will accrue interest at a rate equal to 9.0% plus the
3-month
Term Secured Overnight Financing Rate (“SOFR”) benchmark (subject to a floor of 1.5%) plus 0.10%.
On September 19, 2024, the Madryn Credit Facility was amended to provide that the interest rate for any interest period occurring after September 19, 2024 shall be 0.0% per annum.
The carrying amount of the Madryn Credit Facility as at September 30, 2024 is $131,595,084 (December 31, 2023 – $83,943,636). Interest expense for the three and nine months ended September 30, 2024 were $4,433,190 and $12,241,287, respectively (three and nine months ended September 30, 2023 – $2,542,545 and $7,169,931, respectively). Financing costs of $4,565,584 were incurred and are deferred over the term of the Madryn Credit Facility, of which $733,275 was incurred during the nine months ended September 30, 2024 associated with the various amendments. Amortization of deferred financing costs for the three and nine months ended September 30, 2024 were $270,981 and $705,889, respectively (three and nine months ended September 30, 2023 – $174,838 and $493,004, respectively) at an effective interest rate of 0.86% (December 31, 2023 – 1.01%) and were included in interest expense.

1
6

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable (continued):

In accordance with the terms of the Madryn Credit Agreement, the Company has issued conversion instruments (each, a “Madryn Conversion Instrument”) to Madryn and certain of its affiliated entities that provide the holders thereof with the option to convert up to $5,000,000 of the outstanding principal amount of the Madryn Credit Facility into Common Shares at a price per share equal to $1.90, subject to customary anti-dilution adjustments. The New Loans provide the holders with the option to convert up to $2,430,149 of the outstanding principal amount of the New Loans into Common Shares at a price per share equal to $1.90, subject to customary anti-dilution adjustments. The instrument is convertible into up to 3,910,604 Common Shares. The conversion instruments have been recorded utilizing the no proceeds allocated method, which results in all proceeds allocated to the financial liability.
The terms of the Madryn Credit Agreement require the Company to satisfy various affirmative and negative covenants and to meet certain financial tests, including but not limited to, consolidated minimum revenue and minimum liquidity covenants. In addition, the Madryn Credit Agreement contains affirmative and negative covenants that limit, among other things, the Company’s ability to incur additional indebtedness outside of what is permitted under the Madryn Credit Agreement, create certain liens on assets, declare dividends and engage in certain types of transactions. The Madryn Credit Agreement also includes customary events of default, including payment and covenant breaches, bankruptcy events and the occurrence of a change of control. The Madryn Credit Facility also requires the Company to deliver to Madryn annual audited financial statements that do not contain any “going concern” note, however, the Company has obtained waivers from Madryn with respect to such obligation for fiscal 2023.
On June 14, 2023, the Company received a waiver from Madryn under the Madryn Credit Agreement to temporarily reduce the Company’s minimum liquidity covenant until June 30, 2023. As consideration for the waiver, Madryn received an amendment fee in the amount of $1,000,000, which was paid-in-kind
by adding the amount to the outstanding principal balance of the loan and was recorded in corporate, general and administrative expenses. On August 1, 2023, the Company amended the Madryn Credit Agreement to convert the June 30, 2023 cash interest payment into paid-in-kind
interest. During the nine months ended September 30, 2024, the Company amended the Madryn Credit Agreement to convert the March 31, 2024 and June 30, 2024 cash interest payments into paid-in-kind
interest. Additionally, the Company amended the Madryn Credit Agreement on September 19, 2024 to defer the September 30, 2024 cash interest payment to a later date, to be determined by the Company and Madryn.

1
7

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable (continued):

On February 21, March 20, June 14, July 3, July 14, August 1, August 14, September 15, September 29, October 12, November 15 and December 14, 2023, and January 19, February 15, March 15, March 28, May 1, June 4, June 25, July 18, August 2, September 5, October 3, October 15, November 6 and November 27, 2024, the Company received waivers from Madryn with respect to the Company’s non-compliance
with the minimum liquidity covenant. As at September 30, 2024, the Company was in compliance with the financial covenants under the Madryn Credit Agreement. In addition, the Company also received a waiver relating to the requirement to deliver financial statements within 90 days of 2023 fiscal year end until April 26, 2024, and audited financial statements for such fiscal year, accompanied by a report and opinion of an independent certified public accountant which is not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.
Pursuant to the 2023 Private Placement completed on March 23, 2023, Madryn is also a shareholder of the Company.
Pursuant to the Arrangement Agreement entered into on August 12, 2024, Madryn has agreed to convert all of the amount outstanding under the Madryn Credit Facility into Common Shares, prior to the effective date of the Neuronetics Transaction. See note 14 and note 25

(iii)	Promissory notes:
On July 14, 2022, the Company assumed two promissory notes in connection with the acquisition of Check Five LLC, a Delaware limited liability company (doing business as “Success TMS”) (the “Success TMS Acquisition”) totaling $200,000. These promissory notes bear interest at a rate of 5% per annum and have a maturity date of December 31, 2025. Upon acquisition, these two promissory notes were fair valued using an interest rate of 12%.

1
8

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable (continued):

On February 3, 2023, the Company issued additional promissory notes to certain officers of the Company, in the aggregate amount of $60,000. These promissory notes, along with the $690,000 issued to shareholders (see note 10(b)) on February 3, 2023, total $750,000 (the “February 2023 Notes”). The February 2023 Notes bear interest at a rate consistent with the Madryn Credit Facility and mature on the earlier of September 30, 2027, at the election of the noteholders upon a change of control, upon the occurrence of an event of default and acceleration by the noteholders, or the date on which the loans under the Madryn Credit Facility are repaid. On August 28, 2023, the total $60,000 par value of the February 2023 Notes issued to certain officers of the Company were subsequently exchanged for Subordinated Convertible Notes.
On August 15, August 28, September 1, September 25, September 26, September 27, September 29, October 3, October 12 and October 13, 2023, the Company issued subordinated convertible promissory notes (the “Subordinated Convertible Notes”) to Madryn, certain officers of the Company and various investors in an aggregate amount of $6,505,000 pursuant to a note purchase agreement (as amended or supplemented from time to time, the “Note Purchase Agreement”). All Subordinated Convertible Notes bear interest at a rate consistent with the Madryn Credit Facility and mature on the earlier of March 31, 2028, in the event of a change of control, acceleration of other indebtedness, or six months following repayment or refinancing of all loans under the Madryn Credit Facility.
In accordance with the terms of the Note Purchase Agreement, each holder of a Subordinated Convertible Note has the option to convert any amount up to the outstanding principal amount plus accrued interest into Common Shares at any time at the election of the holders of the Subordinated Convertible Notes or on a mandatory basis by all noteholders at the request of Madryn. The Subordinated Convertible Notes are convertible into Common Shares at a conversion price equal to the lesser of 85% of the closing price per Common Share on Nasdaq or any other market as of the closing date for such Subordinated Convertible Note, as adjusted from time to time, 85% of the
30-day
volume weighted average trading price of the Common Shares prior to conversion, or if the Common Shares are not listed on any of Nasdaq or another trading market at the time of conversion, a per share price equal to 85% of the fair market value per Common Share as of such date, provided that, in any event, the conversion price shall not be lower than $0.078 and no more than 200,000,000 total Common Shares can be issued upon conversion. The conversion price is also subject to anti-dilution adjustments. The Subordinated Convertible Notes have been recorded utilizing the no proceeds allocated method, which results in all proceeds allocated to the financial liability.
In connection with the issuance of the Subordinated Convertible Notes, the Company concurrently entered into amendments to the Madryn Credit Agreement and the Neuronetics Note (as defined below), pursuant to which the Company is permitted to incur the indebtedness under the Subordinated Convertible Notes.

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable (continued):

Financing costs of $184,755 were incurred and are deferred over the term of the Subordinated Convertible Notes. Amortization of deferred financing costs for the three and nine months ended September 30, 2024 was $8,160 and $23,331, respectively (three and nine months ended September 30, 2023 – $10,034 and $10,034, respectively) and were included in interest expense.
The carrying value of all promissory notes referenced in note 9(a)(iii) as at September 30, 2024 is $7,591,771 (December 31, 2023 – $6,796,861). Interest expense for the three and nine months ended September 30, 2024 was $272,687 and $794,911, respectively (three and nine months ended September 30, 2023 – $56,354 and $70,107, respectively). During the three and nine months ended September 30, 2024, the Company repaid promissory notes totalling nil and nil, respectively (three and nine months ended September 30, 2023 – nil and nil, respectively).
On October 3, 2024, all outstanding Subordinated Convertible Notes were converted into an aggregate of 134,667,522 Common Shares at a conversion price of $0.078 per Common Share, following the receipt of a conversion notice from Madryn. As part of the conversion, all interest accrued on the Subordinated Convertible Notes held by Madryn was waived. As at September 30, 2024, the total amount outstanding under the Subordinated Convertible Notes is recognized as a current liability due to the conversion on October 3, 2024. See note 14 and note 25.

(iv)	Neuronetics Note:
On March 31, 2023, the Company entered into an agreement with Neuronetics to convert the Company’s outstanding account balance payable to Neuronetics of $5,883,644, together with Neuronetics’
out-of-pocket
financing costs, into a $6,000,000 secured promissory note (the “Neuronetics Note”). All amounts borrowed under the Neuronetics Note will bear interest at a rate of SOFR plus 7.65%.
Pursuant to the terms of the Neuronetics Note, in the event of default under the Neuronetics Note, the Company will be required to issue common share purchase warrants (the “Neuronetics Warrants”) to Neuronetics equal to (i) 200% of the unpaid amount of any delinquent amount or payment due and payable under the Neuronetics Note, together with all outstanding and unpaid accrued interest, fees, charges and

2
0

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

9.	Loans payable (continued):

costs, divided by (ii) the exercise price of the Neuronetics Warrants, which will represent a 20% discount to the
30-day
volume-weighted average closing price of the Company’s Common Shares quoted on OTCQB Market prior to the date of issuance. Under the Neuronetics Note, the Company has granted Neuronetics a security interest in all of the Company’s assets.
In connection with the entry into the Neuronetics Note, the Company concurrently entered into an amendment to the Madryn Credit Agreement pursuant to which the Company is permitted to incur the indebtedness under the Neuronetics Note.
The carrying value of the Neuronetics Note as at September 30, 2024 is $4,000,000 (December 31, 2023 – $5,200,000). Interest expense for the three and nine months ended September 30, 2024 was $137,372 and $451,907, respectively (three and nine months ended September 30, 2023 – $188,889 and $378,964, respectively). During the three and nine months ended September 30, 2024, the Company repaid a total of $537,372 and $1,651,907, respectively of the Neuronetics Note (three and nine months ended September 30, 2023 – $533,333 and $533,333, respectively).
On August 12, 2024, the Company entered into the Arrangement Agreement with Neuronetics, pursuant to which Neuronetics will acquire all of the outstanding Common Shares of the Company in an all-stock
transaction. On December 10, 2024, the Neuronetics Transaction closing was announced with an effective date of December 9, 2024. See note 14 and note 25.

(b)	Non-controlling interest loans:

	September 30, 2024	December 31, 2023
Non-controlling interest loans	$58,074	$63,174
The
non-controlling
interest holder partners of the Company, from time to time, provide additional capital contributions in the form of capital loans to the Company’s subsidiaries. These loans bear interest at a rate of 10%, compounded on a monthly basis. The loans are unsecured and are repayable subject to certain liquidity and solvency requirements and are classified as current liabilities.

2
1

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

10.	Shareholder loans:

(a)	February 2023 Notes, February 2023 Greybrook Note and August 2023 Greybrook Note:
On February 3, 2023, the Company issued the February 2023 Notes to certain shareholders of the Company in an aggregate amount of $690,000. The February 2023 Notes bear interest at a rate consistent with the Madryn Credit Facility and mature on the earlier of September 30, 2027, at the election of the noteholders upon a change of control, upon the occurrence of an event of default and acceleration by the noteholders, or the date on which the loans under the Madryn Credit Facility are repaid.
On February 28, 2023, the Company issued a promissory note to Greybrook Health, who is a significant shareholder of the Company (the “February 2023 Greybrook Note”). The February 2023 Greybrook Note totals $1,000,000 and bears interest at a rate consistent with the Madryn Credit Facility and matures on the earlier of September 30, 2027, at the election of the noteholder upon a change of control, upon the occurrence of an event of default and acceleration by the noteholder, or the date on which the loans under the Madryn Credit Facility are repaid. In conjunction with the issuance of the February 2023 Greybrook Note, the Company granted Greybrook Health an option to convert up to $1,000,000 of the outstanding principal amount of the February 2023 Greybrook Note into Common Shares at a conversion price per share equal to 85.0% of the volume-weighted average trading price of the Common Shares on the Nasdaq for the five trading days immediately preceding the date of conversion, subject to customary anti-dilution adjustments and conversion limitations required by Nasdaq. The conversion instruments have been recorded utilizing the no proceeds allocated method, which results in all proceeds allocated to the financial liability. This conversion instrument was terminated on August 28, 2023 in connection with the exchange of the February 2023 Greybrook Note into Subordinated Convertible Notes. As additional consideration for the February 2023 Greybrook Note, the Company issued 135,870 common share purchase warrants to Greybrook Health (the “February 2023 Greybrook Warrants”), each exercisable for one Common Share at an exercise price of $1.84 per Common Share, subject to customary anti-dilution adjustments, expiring on February 28, 2028. There is a cashless exercise feature associated with the February 2023 Greybrook Warrants available to Greybrook Health.
On February 28, 2023, the fair value of the February 2023 Greybrook Warrants at grant date was $63,587. Per ASC 815, the February 2023 Greybrook Warrants meet the applicable criteria to qualify for equity classification. The warrants are initially recognized according to their relative fair value as compared to the host financial liability. The relative fair value of the February 2023 Greybrook Warrants on the date of inception has been deducted from the carrying value of the February 2023 Greybrook Note as a financing cost. See note 15(b).

2
2

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

10.	Shareholder loans (continued):

On August 1, 2023, the Company issued an additional promissory note to Greybrook Health (the “August 2023 Greybrook Note”). The August 2023 Greybrook Note totals $1,000,000 and bears interest at a rate consistent with the Madryn Credit Facility and matures on the earlier of September 30, 2027, at the election of the noteholder upon a change of control, upon the occurrence of an event of default and acceleration by the noteholder, or the date on which the loans under the Madryn Credit Facility are repaid. In conjunction with the issuance of the August 2023 Greybrook Note, the Company granted Greybrook Health 250,000 common share purchase warrants, exercisable at 85% of the volume weighted average trading price of the Common Shares on the Nasdaq for the five trading days immediately preceding the exercise date, or if the Common Shares are not listed on any trading market at the time of exercise, a per share price based on fair market value, as determined by the board of directors of the Company (the “Board”), subject to customary anti-dilution adjustments, expiring on August 1, 2028 (the “August 2023 Greybrook Warrants” and, together with the February 2023 Greybrook Warrants, the “Greybrook Warrants”). See note 15(b).
On August 1, 2023, the fair value of the August 2023 Greybrook Warrants at grant date was $19,728. Per ASC 815, the August 2023 Greybrook Warrants meet the applicable criteria to qualify for equity classification. The warrants are initially recognized according to their relative fair value as compared to the host financial liability. The relative fair value of the August 2023 Greybrook Warrants on the date of inception has been deducted from the carrying value of the August 2023 Greybrook Note as a financing cost. See note 15(b).
Financing costs of $109,132 were incurred and are deferred over the term of the February 2023 Notes, the February 2023 Greybrook Note and the August 2023 Greybrook Note. Amortization of deferred financing costs and deferred losses for the three and nine months ended September 30, 2024 were nil and nil, respectively (three and nine months ended September 30, 2023 – $3,982 and $7,656, respectively) and were included in interest expense. On August 28, 2023, the February 2023 Notes, February 2023 Greybrook Note and August 2023 Greybrook Note were exchanged into Subordinated Convertible Notes. All unamortized financing costs and deferred losses were immediately expensed and interest accrued was forfeited upon exchange. A gain of $39,822 on loan extinguishment was recognized in equity in contributed surplus for the extinguishment of the February 2023 Notes, February 2023 Greybrook Note and August 2023 Greybrook Note as they resulted from a transaction with the owners in their capacity as the owners.

2
3

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

10.	Shareholder loans (continued):

The carrying value of the February 2023 Notes, the February 2023 Greybrook Note and the August 2023 Greybrook Note as at September 30, 2024 is nil (December 31, 2023 – nil). Interest expense for the three and nine months ended September 30, 2024 were nil and nil, respectively (three and nine months ended September 30, 2023 – $160,940 and $377,088, respectively).

(b)	Subordinated Convertible Notes:
On August 15, 2023, the Company issued Subordinated Convertible Notes to certain shareholders of the Company in an aggregate amount of $500,000, and on August 28, 2023, exchanged $3,690,000 of the February 2023 Notes, the February 2023 Greybrook Note and the August 2023 Greybrook Note for Subordinated Convertible Notes. The Subordinated Convertible Notes bear interest at a rate consistent with the Madryn Credit Facility, are convertible into Common Shares pursuant to the terms of the Note Purchase Agreement and mature on the earlier of March 31, 2028, in the event of a change of control, acceleration of other indebtedness, or six months following repayment or refinancing of all loans under the Madryn Credit Facility. The conversion feature associated with the Subordinated Convertible Notes have been recorded utilizing the no proceeds allocated method, which results in all proceeds allocated to the financial liability.
In connection with the issuance of the Subordinated Convertible Notes, the Company concurrently entered into amendments to the Madryn Credit Agreement and the Neuronetics Note, pursuant to which the Company is permitted to incur the indebtedness under the Subordinated Convertible Notes.
Financing costs of $42,105 were incurred and are deferred over the term of the Subordinated Convertible Notes. Amortization of deferred financing costs for the three and nine months ended September 30, 2024 were $1,860 and $5,321, respectively (three and nine months ended September 30, 2023 – $803 and $803, respectively) and were included in interest expense.
The carrying value of the Subordinated Convertible Notes as at September 30, 2024 is $3,690,568 (December 31, 2023 – $3,312,641).

2
4

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

10.	Shareholder loans (continued):

Interest expense for the three and nine months ended September 30, 2024 were $129,600 and $377,927, respectively (three and nine months ended September 30, 2023 – $44,282 and $44,282, respectively). During the three and nine months ended September 30, 2024, the Company repaid nil and nil of the Subordinated Convertible Notes, respectively (three and nine months ended September 30, 2023 – nil and nil, respectively).
On October 3, 2024, all outstanding Subordinated Convertible Notes were converted into an aggregate of 134,667,522 Common Shares at a conversion price of $0.078 per Common Share, following the receipt of a conversion notice from Madryn. As at September 30, 2024, the total amount outstanding under the Subordinated Convertible Notes is recognized as a current liability due to the conversion on October 3, 2024. See note 14 and note 25.

11.	Other payables:

(a)	Lender warrants:

	September 30, 2024	December 31, 2023
Lender warrants	$—	$—
On December 31, 2020, as consideration for providing a credit and security agreement (the “Oxford Credit Facility”), the Company issued 51,307 common share purchase warrants to Oxford Finance LLC, each exercisable for one Common Share at an exercise price of C$11.20 per Common Share, expiring on December 31, 2025 (the “Oxford Warrants”).
As the exercise price is denoted in a different currency than the Company’s functional currency, the Oxford Warrants are recorded as a financial liability on the condensed interim consolidated balance sheets. As at September 30, 2024, the value of the Oxford Warrants was nil
(December 31, 2023 –
nil
).
The change in fair value of the Oxford Warrants during the three and nine months ended September 30, 2024 was nil and nil, respectively (three and nine months ended September 30, 2023 – decrease of nil and $6,567, respectively) and was recorded in corporate, general and administrative expenses.

2
5

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

11.	Other payables (continued):

Under the terms of the Arrangement Agreement, each Oxford Warrant (whether vested or unvested) outstanding immediately prior to the closing time of the Neuronetics Transaction (the “Effective Time”) will be, and will be deemed to be, surrendered for cancellation and transferred to the Company in consideration for the issuance by the Company of that number of Common Shares (‘‘Net Warrant Surrender Shares’’), if any, equal to, rounded down to the nearest whole share: (i) the number of Common Shares subject to such Oxford Warrant immediately prior to the Effective Time minus (ii) the number of Common Shares that, when multiplied by the closing price of a Common Share on the OTCQB Market on the trading day immediately preceding the Effective Time, is equal to the aggregate exercise price of such Oxford Warrant (and in the event that such number of Common Shares is negative, it will be deemed to be zero), and the holder of the Oxford Warrant will be and will be deemed to be the holder of such number of Net Warrant Surrender Shares.

(b)	Deferred share units:

	September 30, 2024	December 31, 2023
Deferred share units	$43,460	$376,565
On May 6, 2021, the Company adopted a deferred share unit plan (the “DSU Plan”) for non-employee
directors (each, a
“Non-Employee
Director”). Each
Non-Employee
Director is required to take at least 50% of their annual retainer (other than annual committee chair retainers) in deferred share units (“DSUs”) and may elect to take additional amounts in the form of DSUs. Discretionary DSUs may also be granted to
Non-Employee
Directors under the DSU Plan. The DSUs granted vest immediately.
Following a
Non-Employee
Director ceasing to hold all positions with the Company, the
Non-Employee
Director will receive a payment in cash equal to the fair market value of the Common Shares represented by the
Non-Employee
Director’s DSUs generally within
ten
days
of the
Non-Employee
Director’s elected redemption date.
As the DSUs are cash-settled, the DSUs are recorded as cash-settled share-based payments and a financial liability has been recognized on the condensed interim consolidated balance sheets. During the three and nine months ended September 30, 2024, nil and 2,588,746 DSUs were granted, respectively (three and nine months ended September 30, 2023 – 469,384 and 874,601, respectively). As at September 30, 2024, the value of the financial liability attributable to the DSUs was $43,460 (December 31, 2023 – $376,565). For

2
6

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

11.	Other payables (continued):

the three and nine months ended September 30, 2024, the Company recognized a recovery of $306,856 and $333,105, respectively (three and nine months ended September 30, 2023 – recovery of $151,084 and $273,938, respectively) in corporate, general and administrative expenses related to the DSUs.
In accordance with the Arrangement Agreement, each DSU, whether vested or unvested, outstanding immediately prior to the Effective Time will be deemed to be unconditionally fully vested, and thereafter such DSU will, without any further action by or on behalf of the holder of such DSU, be deemed to be assigned and transferred by such holder to the Company and will immediately be cancelled in exchange for: (i) if the closing price of a Common Share on the OTCQB Market on the trading day immediately preceding the Effective Time (the “Effective Date Market Price”’) is less than or equal to $0.0846
(the ‘‘Minimum Price’’), a cash payment equal to the Effective Date Market Price; and (ii) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of shares of common stock of Neuronetics (“Neuronetics Shares”) equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings.

(c)	Performance share units:

	September 30, 2024	December 31, 2023
Performance share units	$—	$1,047
On May 6, 2021, the Company’s Equity Incentive Plan was amended and restated to permit the Company to grant performance share units (“PSUs”) and restricted share units (“RSUs”), in addition to stock options. Under the Equity Incentive Plan, the Company pays equity instruments of the Company, or a cash payment equal to the fair market value thereof, as consideration in exchange for employee and similar services provided to the Company. The Equity Incentive Plan is open to employees, directors, officers and consultants of the Company and its affiliates; however,
Non-Employee
Directors are not entitled to receive grants of PSUs.

2
7

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

11.	Other payables (continued):

On August 5, 2021, 38,647 PSUs were granted under the Equity Incentive Plan. The performance period in respect of this award was August 5, 2021 to December 31, 2023. The PSUs vested on December 31, 2023 (the “Vesting Date”). Pursuant to the grant agreement, upon satisfaction of the performance vesting conditions, the PSUs were settled in cash.
The Company finalized that 3,865 PSUs vested on the Vesting Date.
As at September 30, 2024, the value of the financial liability attributable to the PSUs is nil (December 31, 2023 – $1,047).
As at September 30, 2024, the Company has not issued any RSUs under the Equity Incentive Plan (December 31, 2023 – nil).
The change in fair value of the PSUs during the three and nine months ended September 30, 2024 was a decrease of nil and $1,047, respectively (three and nine months ended September 30, 2023 – a decrease of $1,507 and $43,748, respectively) and was recorded in corporate, general and administrative expenses.

(d)	Device contract termination:

	September 30, 2024	December 31, 2023
Device contract termination	$—	$3,750,000
On August 21, 2023, the Company entered into a settlement and mutual release agreement with a TMS device manufacturer for the termination of TMS device contracts. In accordance with the terms of the settlement, the Company recognized an amount payable of $6,600,000, due in equal instalments over 44 weeks. As a result of the settlement and mutual release agreement, the Company recognised a gain on extinguishment of liabilities totalling $2,030,635, offset by a loss on impairment of right-of-use
assets totalling $5,211,751 resulting in a net loss on device contract termination of $3,181,116. Pursuant to the terms of the mutual release, in the event of default, interest will accrue at a rate of 6% per annum on any unpaid portion. During the three and nine months ended September 30, 2024, a loss of nil and nil, respectively on the settlement was recognized in the condensed interim consolidated statements of net loss and comprehensive loss, respectively (three and nine months ended September 30, 2023 – $3,181,116 and $3,181,116, respectively).

2
8

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

11.	Other payables (continued):

(e)	Klein Note settlement:

	September 30, 2024	December 31, 2023

Klein Note settlement	$—	$1,603,169
On July 14, 2022, in connection with the Success TMS Acquisition, the Company assumed the obligation of Success TMS to repay a promissory note (the “Klein Note”) to Benjamin Klein, who was a significant shareholder of the Company, totalling $2,090,264.
On November 20, 2023, the Company entered into a settlement agreement in respect of the Klein Note. In accordance with the terms of the settlement, the Company was required to make payments totalling $2,228,169, structured as an initial immediate payment of $250,000, weekly payments of $75,000 thereafter up to and until the May 1, 2024 maturity date of the promissory note, upon which the balance owing became due. In accordance with the terms of the settlement, the Klein Note was fully repaid on May 1, 2024.

(f)	PA Settlement Agreement:

	September 30, 2024	December 31, 2023
PA Settlement Agreement	$533,333	$—
On May 24, 2023, Success TMS and its direct and indirect owners, including Benjamin Klein filed a complaint in the Superior Court of the State of Delaware against the Company and certain executive officers of the Company, and subsequently filed a first amended complaint on August 31, 2023 (the “Delaware Complaint”), concerning alleged disputes arising out of the Success TMS Acquisition.
On August 9, 2024, the Company entered into a settlement agreement and release (the “PA Settlement Agreement”) with Benjamin Klein, Success Behavioral Holdings, LLC, Theragroup LLC, Batya Klein (collectively, the “Plaintiffs”) and The Bereke Trust U/T/A dated 2/10/03 to fully settle the Delaware Complaint (the “Settlement”).

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

11.	Other payables (continued):

Pursuant to the PA Settlement Agreement and in full satisfaction of the claims, the Company has agreed to (i) pay the Plaintiffs a cash settlement amount equal to $800,000, comprised of a $200,000 up-front
payment followed by equal monthly installments of approximately $67,000, (ii) the entry into an assignment and assumption agreement effectively providing for the transfer to Benjamin Klein of the Company’s 12 Treatment Center locations in the State of New Jersey, and (iii) payment of certain payroll taxes owing in the amount of approximately $110,000, plus interest and penalties owing thereon. The Settlement closed on August 15, 2024.
In conjunction with the Settlement, Benjamin Klein relinquished to the Company all of the 11,634,660 Common Shares (the “Klein Shares”) beneficially owned, controlled or directed, directly or indirectly, by Benjamin Klein that were issued in connection with the Success TMS Acquisition in July 2022 (which includes 2,908,665 Common Shares that were held in escrow and were released back to the Company). The Klein Shares were returned to treasury for cancellation.

(g)	Neuronetics Transaction Costs:

	September 30, 2024	December 31, 2023
Neuronetics Transaction Costs	$1,370,602	$—
It has been agreed between the parties to the Arrangement Agreement that certain transaction costs incurred by the Company in connection with the Neuronetics Transaction (the “Neuronetics Transaction Costs”) will be assumed and paid by Neuronetics on closing of the Neuronetics Transaction. The Neuronetics Transaction Costs include, without limitation, fees and expenses of financial advisors, any amount paid to current or purported finders, advisors or dealers, legal advisors, auditors, or other professional consultants, and printing, mailing, transfer agent and depositary and other costs and expenses relating to the special meeting of the Company’s shareholders, required to be called and held in accordance with the Arrangement Agreement. See note 14.
As of September 30, 2024, the Neuronetics Transaction Costs were $1,370,602 (December 31, 2023 – nil).

3
0

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

12.	Deferred and contingent consideration:

	September 30, 2024	December 31, 2023
Deferred and contingent consideration	$1,000,000	$1,000,000
The deferred and contingent consideration payable balance related to the acquisition of Achieve TMS East, LLC and Achieve TMS Central, LLC (the “Achieve TMS East/Central Acquisition”) as at December 31, 2021 was $1,250,000, made up of an estimated nil earn-out
payable and $1,250,000 in restricted cash that was held in an escrow account, subject to finalization of the escrow conditions. During the year ended December 31, 2022, $250,000 of the restricted cash held in escrow was released to the vendors in accordance with the terms of the agreement.
As at September 30, 2024, the deferred and contingent consideration in relation to the Achieve TMS East/Central Acquisition was $1,000,000 (December 31, 2023 – $1,000,000).

13.	Advance for research collaboration:

	September 30, 2024	December 31, 2023
Advance for research collaboration	$—	$1,300,000
On December 29, 2023, the Company entered into a
three-year
research collaboration agreement with Compass Pathways plc, a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health to explore delivery models for investigational COMP360 psilocybin treatment (“COMP360”) upon regulatory approval by the U.S. Food and Drug Administration (“FDA”). The collaboration researches and investigates models for the delivery of scalable, commercial COMP360 within healthcare systems, assuming FDA approval.
The research collaboration agreement outlines a payout to the Company of $3,000,000 upon the completion of various milestones, with $1,300,000 received on signing. For the three and nine months ended September 30, 2024, the Company has recognized $200,000 and $1,500,000, respectively, in other revenue on the condensed interim consolidated statement of comprehensive loss (three and nine months ended September 30, 2023 – nil and nil, respectively). As at September 30, 2024, the Company has recorded nil in advance for research collaboration on the condensed interim consolidated balance sheet (December 31, 2023 – $1,300,000).

3
1

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

14.	Common shares:
The Company is authorized to issue an unlimited number of Common Shares and an unlimited number of preferred shares, issuable in series. As at September 30, 2024 and December 31, 2023, there were nil preferred shares issued and outstanding.

	Number	Total amount
December 31, 2023	42,774,011	$120,741,061
Issuance of Common Shares – February 2024 Direct Offering	2,828,249	495,649
Surrender and Cancellation of Common Shares – PA Settlement Agreement	(11,634,660)	—

September 30, 2024	33,967,600	$121,236,710

(a)	February 2024 Direct Offering:
On February 26, 2024, the Company completed the February 2024 Direct Offering. Pursuant to the February 2024 Direct Offering, an aggregate of 2,828,249 Common Shares were issued at a price of $0.20 per Common Share, for aggregate gross proceeds to the Company of $565,649. The Company incurred financing costs of $70,000 which was recorded as a reduction in equity.

(b)	PA Settlement Agreement:
On August 9, 2024, the Company entered into the PA Settlement Agreement. In conjunction with the PA Settlement Agreement, on August 15, 2024, Benjamin Klein relinquished to the Company all of the 11,634,660 Klein Shares that were issued in connection with the Success TMS Acquisition in July 2022. See note 11.

(c)	Arrangement Agreement:
On August 12, 2024, the Company entered into the Arrangement Agreement with Neuronetics, in which Neuronetics will acquire all of the outstanding Common Shares of the Company in the Neuronetics Transaction. The Board of Directors of each of the Company and Neuronetics have unanimously approved the Neuronetics Transaction.

3
2

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

14.	Common shares (continued):

Under the terms of the Arrangement Agreement, the Company’s shareholders will receive a fraction of a share of Neuronetics common stock (each whole share of Neuronetics common stock, a “Neuronetics Share”) for each Common Share owned at the exchange ratio described below such that immediately following the closing of the Neuronetics Transaction, Neuronetics shareholders will own approximately 57% of the combined company, and the Company’s shareholders will own approximately 43% of the combined company, respectively, on a fully diluted basis. As of the date of the Arrangement Agreement, each Common Share is expected to be exchanged for 0.01149 Neuronetics Shares at the closing of the Neuronetics Transaction, subject to adjustment for any interim period funding by Madryn and other customary adjustments prior to the closing based on the terms of the Arrangement Agreement (the “Exchange Ratio”). An aggregate of 25,304,971 Neuronetics Shares will be issued to the Company’s shareholders in connection with the Neuronetics Transaction. The Neuronetics Transaction will be implemented by way of a court-approved plan of arrangement under the Business Corporations Act (Ontario). The Neuronetics Transaction will be implemented by way of a court-approved plan of arrangement under the
Business Corporations Act
(Ontario). The Neuronetics Transaction must be approved by the Ontario Superior Court of Justice (Commercial List) (the “Court”), which will consider the fairness and reasonableness of the Neuronetics Transaction to all of the Company’s shareholders. See note 25.
As part of the Neuronetics Transaction, Madryn has agreed to convert all of the amount outstanding under the Madryn Credit Facility and all of the Subordinated Convertible Notes (including notes held by Madryn and other third-parties, which are forced to convert as a result of Madryn’s election) into Common Shares prior to the effective date of the Neuronetics Transaction. As a result, subject to adjustment for any interim period funding by Madryn and other customary adjustments, Madryn will own 95.3% of the Common Shares immediately prior to closing and will receive 95.3% of the Neuronetics Shares being issued to the Company’s shareholders. See note 25.
The Neuronetics Transaction requires approval by (i) at least
66 2/3
% of the votes cast by the holders of Common Shares present in person or represented by proxy at a special meeting of the holders of the Common Shares called to consider the Neuronetics Transaction; and (ii) a simple majority of the votes cast by the holders of Common Shares present in person or represented by proxy, excluding Common Shares that are required to be excluded under Multilateral Instrument
61-101
–
Protection of Minority Security Holders in Special Transactions
(“MI
61-101”)
(including Common Shares held by Madryn and Bill Leonard, President and Chief Executive Officer). The Greenbrook Meeting was held on November 8, 2025. See note 25.

3
3

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

14.	Common shares (continued):

The Arrangement Agreement provides for mutual termination fees of $1,900,000 in the event the Neuronetics Transaction is terminated by either party in certain circumstances, including to enter into a superior proposal.
The combined company will continue to operate as Neuronetics, Inc., and trade under the ticker STIM on Nasdaq. In connection with closing of the Neuronetics Transaction, Neuronetics intends to cause the Common Shares to be delisted from the OTCQB Market and to cause the Company to submit an application to cease to be a reporting issuer under applicable Canadian securities laws.
Each of Neuronetics’ directors and certain members of the executive leadership team, as of August 12, 2024, who hold in the aggregate 1,680,718 Neuronetics Shares (representing approximately 5.55% of issued and outstanding Neuronetics Shares (on a fully-diluted basis)) have entered into voting support agreements agreeing to vote their stock in favor of the issuance of Neuronetics Shares in connection with the Neuronetics Transaction at a special meeting of Neuronetics stockholders (the “Neuronetics Meeting”) called for November 8, 2024 for such purpose. The Neuronetics Meeting was held on November 8, 2024. See note 25.
Key shareholders of the Company, including Madryn, Greybrook Health and 1315 Capital, and directors and certain members of the executive leadership team (collectively, the Greenbrook
Locked-Up
Shareholders”), who, as of August 12, 2024, held an aggregate of 16,536,208 Common Shares, representing approximately 48.7% of issued and outstanding Common Shares (on a non-diluted
basis and following the cancellation of 11,634,660 outstanding Common Shares on August 15, 2024, as in accordance with the PA Settlement Agreement) entered into voting support agreements agreeing to vote their Common Shares in favor of the Neuronetics Transaction at the Greenbrook Meeting. Following the conversion of all outstanding Subordinated Convertible Notes on October 3, 2024, the
Locked-Up
Shareholders owned approximately 72.5% of the issued and outstanding Common Shares (on a non-diluted
basis) all of which are entitled to be voted at the Greenbrook Meeting, except for those shareholders whose Common Shares are required to excluded under MI
61-101.
See note 25.

3
4

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

14.	Common shares (continued):

The Madryn voting agreement is terminable under certain specified circumstances including in the event of receipt of a superior proposal that satisfies a hurdle that represents a 20% premium to the value of the consideration payable under the Neuronetics Transaction and, concurrently therewith, the Arrangement Agreement is terminated for a superior proposal upon payment of a termination fee. The voting agreements entered into with other key shareholders of the Company are terminable under certain specified circumstances, including upon the termination of the Madryn voting agreement.
On December 10, 2024, the Neuronetics Transaction closing was announced. See note 25.

15.	Contributed surplus:
Contributed surplus is comprised of share-based compensation and lender warrants.

(a)	Share-based compensation - stock options
Stock options granted under the Equity Incentive Plan are equity-settled. The fair value of the grant of the options is recognized as an expense in the condensed interim consolidated statements of comprehensive loss. The total amount to be expensed is determined by the fair value of the options granted. The total expense is recognized over the vesting period which is the period over which all of the service vesting conditions are satisfied. The vesting period is determined at the discretion of the Board and has ranged from immediate vesting to over three years.
The maximum number of Common Shares reserved for issuance, in the aggregate, under the Equity Incentive Plan is 10% of the aggregate number of Common Shares outstanding, provided that the maximum number of RSUs and PSUs shall not exceed 5% of the aggregate number of Common Shares outstanding. As at September 30, 2024, this represented 3,396,760 Common Shares (December 31, 2023 – 4,277,401).
As at September 30, 2024, 2,219,500 stock options are outstanding (December 31, 2023 – 1,704,500). The stock options have an expiry date of ten years from the applicable date of issue. The Company has not issued any RSUs or equity-settled PSUs under the Equity Incentive Plan.

3
5

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

15.	Contributed surplus (continued):

	September 30, 2024		December 31, 2023
	Number of stock options	Weighted average exercise price	Number of stock options	Weighted average exercise price
Outstanding, beginning of period	1,704,500	$3.11	764,667	$8.15
Granted	575,000	0.10	1,313,000	0.63
Forfeited	(55,000)	(0.75)	(373,167)	(4.71)
Expired	(5,000)	(0.75)	—	—

Outstanding, end of period	2,219,500	$2.39	1,704,500	$3.11

The weighted average contractual life of the outstanding options as at September 30, 2024 was 7.71 years (December 31, 2023 – 7.89 years).
The total number of stock options exercisable as at September 30, 2024 was 1,277,749 (December 31, 2023 – 1,087,164).
During the three and nine months ended September 30, 2024, the Company recorded a total share-based compensation expense in respect of stock options of $51,923 and $111,110, respectively (three and nine months ended September 30, 2023 – $14,740 and $591,470, respectively).
As at September 30, 2024, the total compensation cost not yet recognized related to options granted is approximately $86,166 (December 31, 2023 – $183,312) and will be recognized over the remaining average vesting period of 1.10 years (December 31, 2023 – 1.03 years).
Under the terms of the Arrangement Agreement, each option (whether vested or unvested) outstanding immediately prior to the Effective Time will be, and will be deemed to be, surrendered for cancellation and transferred to the Company in consideration for the issuance by the Company of that number of Net Option Surrender Shares, if any, equal to, rounded down to the nearest whole share: (i) the number of Common Shares subject to such option immediately prior to the Effective Time minus (ii) the number of Common Shares that, when multiplied by the closing price of a Common Share on the OTCQB Market on the trading day immediately preceding the Effective Time, is equal to the aggregate exercise price of such option (and in the event that such number of Common Shares is negative, it will be deemed to be zero), and the holder of the option will be and will be deemed to be the holder of such number of Net Option Surrender Shares.

3
6

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

15.	Contributed surplus (continued):

(b)	Greybrook Warrants
As consideration for the purchase of the February 2023 Greybrook Note, the Company issued 135,870 February 2023 Greybrook Warrants to Greybrook Health. Each February 2023 Greybrook Warrant is exercisable for one Common Share at an exercise price of $1.84, subject to customary anti-dilution adjustments. The February 2023 Greybrook Warrants will expire on February 28, 2028. Per ASC 815, the February 2023 Greybrook Warrants meet the applicable criteria to qualify for equity classification and therefore are included in contributed surplus. See note 10(a).
The fair value of the February 2023 Greybrook Warrants granted on February 28, 2023 was estimated to be $0.47 per warrant using the Black-Scholes option pricing model based on the following assumptions: volatility of 48.86% calculated based on a comparable company; remaining life of 5.0 years; expected dividend yield of 0%; forfeiture rate of 0% and an annual risk-free interest rate of 4.18%.
As consideration for the purchase of the August 2023 Greybrook Note issued on August 1, 2023, the Company issued 250,000 August 2023 Greybrook Warrants. Each August 2023 Greybrook Warrant is exercisable for one Common Share at an exercise price equal to 85% of the volume weighted average trading price of the Common Shares on the Nasdaq for the five trading days
immediately preceding the applicable exercise date, or if the Common Shares are not listed on any trading market at the time of exercise, a per share price based on fair market value, as determined by the Board, subject to customary anti-dilution adjustments, expiring on August 1, 2028. Per ASC 815, the August 2023 Greybrook Warrants meet the applicable criteria to qualify for equity classification and therefore are included in contributed surplus. See note 10(a).
Under the terms of the Arrangement Agreement, each Greybrook Warrant (whether vested or unvested) outstanding immediately prior to the Effective Time will be, and will be deemed to be, surrendered for cancellation and transferred to the Company in consideration for the issuance by the Company of that number of Common Shares (‘‘Net Warrant Surrender Shares’’), if any, equal to, rounded down to the nearest whole share: (i) the number of Common Shares subject to such Greybrook Warrant immediately prior to the Effective Time minus (ii) the number of Common Shares that, when multiplied by the closing price of a Common Share on the OTCQB Market on the trading day immediately preceding the Effective Time, is equal to the aggregate exercise price of such Greybrook Warrant (and in the event that such number of Common Shares is negative, it will be deemed to be zero), and the holder of the Greybrook Warrant will be and will be deemed to be the holder of such number of Net Warrant Surrender Shares.

3
7

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

15.	Contributed surplus (continued):

The fair value of the August 2023 Greybrook Warrants granted on August 1, 2023 were valued at $19,728 using a closing share price of $0.50 per share and 85% of the volume weighted average trading price of the Common Shares five trading days
immediately preceding the exercise date of $0.49 per share.
The weighted average contractual life of the Greybrook Warrants as at September 30, 2024 was 3.7 years (December 31, 2023 – 4.4 years).
The total number of Greybrook Warrants exercisable as at September 30, 2024 was 385,870 (December 31, 2023 – 385,870).

16.	Contingencies:
The Company may be involved in certain legal matters arising from time to time in the normal course of business. The Company records provisions that reflect management’s best estimate of any potential liability relating to these matters. The resolution of these matters is not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

17.	Pensions:
The Company has adopted a defined contribution pension plan for its employees whereby the Company matches contributions made by participating employees up to a maximum of 3.5% of such employees’ annual salaries. During the three and nine months ended September 30, 2024, contributions which were recorded as expenses within direct center and patient care costs, other regional and center support costs and corporate, general and administrative expenses, amounted to $244,287 and $690,248, respectively- (three and nine months ended September 30, 2023 – $177,391 and $553,300, respectively).

18.	Income taxes:
During the nine months ended September 30, 2024, there were no significant changes to the Company’s tax position.

3
8

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

19.	Risk management arising from financial instruments:
In the normal course of business, the Company is exposed to risks related to financial instruments that can affect its operating performance. These risks, and the actions taken to manage them, are as follows:

(a)	Fair value:
The Company has Level 1 financial instruments which consists of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities, PA Settlement Agreement and Neuronetics Transaction Costs which approximate their fair value given their short-term nature. The Company also has lender warrants and DSUs that are considered Level 2 financial instruments (see note 11). The Company has deferred and contingent consideration (note 12) that are considered Level 3 financial instruments.
The carrying value of the loans payable, shareholder loans and finance lease obligations approximates their fair value given the difference between the discount rates used to recognize the liabilities in the condensed interim consolidated balance sheets and the market rates of interest is insignificant.
Financial instruments are classified into one of the following categories: financial assets or financial liabilities.

(b)	Credit risk:
Credit risk arises from the potential that a counterparty will fail to perform its obligations. The Company is exposed to credit risk from patients and third-party payors including federal and state agencies (under the Medicare programs), managed care health plans and commercial insurance companies. The Company’s exposure to credit risk is mitigated in large part due to the majority of the accounts receivable balance being receivable from large, creditworthy medical insurance companies and government-backed health plans.

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

19.	Risk management arising from financial instruments (continued):

The Company’s aging schedule in respect of its accounts receivable balance as at September 30, 2024 and December 31, 2023 is provided below:

Days since service delivered	September 30, 2024	December 31, 2023
0 – 90	$10,592,724	$5,954,636
91 – 180	1,279,098	1,013,083
181 – 270	487,503	379,772
270+	268,953	222,352

Total accounts receivable	$12,628,278	$7,569,843

Based on the Company’s industry, none of the accounts receivable in the table above are considered “past due”. Furthermore, the payors have the ability and intent to pay, but price lists for the Company’s services are subject to the discretion of payors. As such, the timing of collections is not linked to increased credit risk. The Company continues to collect on services rendered in excess of 24 months from the date such services were rendered.

(c)	Liquidity risk:
Liquidity risk is the risk that the Company may encounter difficulty in raising funds to meet its financial commitments or can only do so at excessive cost. The Company ensures there is sufficient liquidity to meet its short-term business requirements, taking into account its anticipated cash flows from operations, its holdings of cash and its ability to raise capital from existing or new investors and/or lenders (see note 2(a)).

(d)	Currency risk:
Currency risk is the risk to the Company’s earnings that arises from fluctuations in foreign exchange rates and the degree of volatility of those rates. The Company has minimal exposure to currency risk as substantially all of the Company’s revenue, expenses, assets and liabilities are denominated in U.S. dollars. The Company pays certain vendors and payroll costs in Canadian dollars from time to time, but due to the limited size and nature of these payments it does not give rise to significant currency risk.

4
0

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

19.	Risk management arising from financial instruments (continued):

(e)	Interest rate risk:
Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to changes in interest rates on its cash and long-term debt. Certain loans payable (see note 9) bear interest at a rate equal to the
3-month
Term SOFR plus 7.65%. A 1% increase in interest rates
would
result in a $51,667 increase to interest expense on the condensed interim consolidated statements of comprehensive loss over the term of the loans payable.

20.	Capital management:
The Company’s objective is to maintain a capital structure that supports its long-term growth strategy, maintains creditor and customer confidence, and maximizes shareholder value.
The capital structure of the Company consists of its shareholders’ equity, including contributed surplus and deficit, as well as loans payable and shareholder loans.
The Company’s primary uses of capital are to finance operations, finance new center start-up
costs, increase
non-cash
working capital, capital expenditures and finance service debt obligations. The Company’s objectives when managing capital are to ensure the Company will continue to have enough liquidity so it can provide its services to its customers and returns to its shareholders. The Company, as part of its annual budgeting process and on an ongoing basis, periodically evaluates its estimated cash requirements to fund working capital requirements of existing operations. Based on this and taking into account its anticipated cash flows from operations and its holdings of cash, the Company validates whether it has the sufficient capital or needs to obtain additional capital.

21.	Related party transactions:

(a)	Transactions with significant shareholder – Greybrook Health
As at September 30, 2024, nil is included in accounts payable and accrued liabilities for amounts payable for management services rendered and other overhead costs incurred by Greybrook Health in the ordinary course of business (December 31, 2023 – $4,884). These amounts were recorded at their exchange amount, being the amount agreed to by the parties.

4
1

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

21.	Related party transactions (continued):

During the three and nine months ended September 30, 2024, the Company recognized nil and nil, respectively, in corporate, general and administrative expenses (three and nine months ended September 30, 2023 – $1,788 and $5,011, respectively) related to transactions with Greybrook Health.

(b)	Loans from shareholder – Greybrook Health
In connection with the February 2023 Notes, the February 2023 Greybrook Note and the August 2023 Greybrook Note, the Company received loans from and issued promissory notes to Greybrook Health, who is a significant shareholder of the Company. The February 2023 Notes, the February 2023 Greybrook Note and the August 2023 Greybrook Note total $2,437,604 and were exchanged on August 28, 2023 for Subordinated Convertible Notes with the same principal amount. As additional consideration for the February 2023 Greybrook Note, the Company issued 135,870 February 2023 Greybrook Warrants to Greybrook Health and as consideration for the August 2023 Greybrook Note, the Company issued 250,000 August 2023 Greybrook Warrants to Greybrook Health.
On August 15, 2023, the Company issued Subordinated Convertible Notes to Greybrook Health in an aggregate amount of $500,000. In addition, on August 28, 2023, the total par value of $2,437,604 of the previously issued February 2023 Notes, the February 2023 Greybrook Note, and the August 2023 Greybrook Note were exchanged for Subordinated Convertible Notes. See note 10(a), note 10(b) and note 15(b).
During the three and nine months ended September 30, 2024, the Company recognized $119,501 and $348,470, respectively, in interest expense (three and nine months ended September 30, 2023 – $92,333 and $166,362, respectively) related to the February 2023 Notes, the February 2023 Greybrook Note, the August 2023 Greybrook Note and the Subordinated Convertible Notes issued to Greybrook Health.
On October 3, 2024, all outstanding Subordinated Convertible Notes, including Subordinated Convertible Notes held by Greybrook Health, were converted into Common Shares following the receipt of a conversion notice from Madryn. In connection therewith, a total of 43,739,148 Common Shares were issued to Greybrook Health at a conversion price of $0.078 per Common Share. See note 25.

4
2

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

21.	Related party transactions (continued):

(c)	Transactions with the former significant shareholder, former officer and former director – Benjamin Klein
As at September 30, 2024, nil is included in accounts payable and accrued liabilities for amounts payable for travel expenses and other related costs incurred by Benjamin Klein in the ordinary course of business (December 31, 2023 – nil).
During the three and nine months ended September 30, 2024, the Company recognized nil and nil, respectively, in corporate, general and administrative expenses (three and nine months ended September 30, 2023 – $76,921 and $229,178, respectively) for amounts payable for employment services rendered and other related costs incurred by Benjamin Klein in the ordinary course of business.
On August 9, 2024, the Company entered into the PA Settlement Agreement. See note 11 and note 14.

(d)	Loan from former significant shareholder, former officer and former director – Benjamin Klein
On July 14, 2022, in connection with the Success TMS Acquisition, the Company assumed the obligation to repay the Klein Note to Benjamin Klein, who is a significant shareholder of the Company. On November 20, 2023, the Company entered into a settlement agreement in respect of the Klein Note. See note 11(e). The Klein Note totaled $2,090,264 and had an interest rate of 10% per annum and matured on May 1, 2024. The carrying amount of the Klein Note as at September 30, 2024 is nil (December 31, 2023 – nil). During the three and nine months ended September 30, 2024, the Company recognized nil and nil, respectively, in interest expense (three and nine months ended September 30, 2023 – $64,175 and $191,485, respectively) related to the Klein Note.

(e)	Loans from shareholders and officers
The February 2023 Notes (not including Greybrook Health’s contribution) totaling $312,396 were exchanged for Subordinated Convertible Notes on August 28, 2023. The carrying amount of the Subordinated Convertible Notes issued to shareholders and officers (excluding Greybrook Health and Madryn) as at September 30, 2024 is $335,318 (December 31, 2023 – $328,026). See note 9(a) and note 10(b).

4
3

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

21.	Related party transactions (continued):

During the three and nine months ended September 30, 2024, the Company recognized $11,499 and $33,542 respectively, in interest expense (three and nine months ended September 30, 2023 – $14,323 and $32,654, respectively) related to these Subordinated Convertible Notes.
On October 3, 2024, all outstanding Subordinated Convertible Notes, including Subordinated Convertible Notes held by certain officers of the Company, were converted into Common Shares following the receipt of a conversion notice from Madryn. In connection therewith, a total of 1,115,728 Common Shares were issued to officers of the Company at a conversion price of $0.078 per Common Share. See note 25.

(f)	Loan from significant shareholder – Madryn
On July 14, 2022, the Company entered into the Madryn Credit Agreement in respect of the Madryn Credit Facility, which was subsequently amended, for a total principal balance of $118,949,913 as at September 30, 2024, including the amendment fee of $1,000,000 (December 31, 2023 – $82,731,638). This amount does not include the other financing and legal fees associated with each term loan issuance or the interest that has accrued on the principal balance of the Credit Facility which has been paid in kind. Pursuant to the 2023 Private Placement completed on March 23, 2023, Madryn became a significant shareholder of the Company. See note 9(a).
On August 15, September 1 and October 12, 2023, the Company issued Subordinated Convertible Notes to Madryn in an aggregate amount of $4,500,000. The Subordinated Convertible Notes bear interest at a rate consistent with the Madryn Credit Facility, are convertible according to the terms of the Note Purchase Agreement and mature on the earlier of March 31, 2028, in the event of a change of control, acceleration of other indebtedness, or six months following repayment or refinancing of all loans under the Madryn Credit Facility. See note 9(a).
During the three and nine months ended September 30, 2024, the Company recognized $187,366 and $546,061, respectively, in interest expense (three and nine months ended September 30, 2023 – $47,044 and $47,044, respectively) related to the Subordinated Convertible Notes issued to Madryn.

4
4

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

21.	Related party transactions (continued):

Pursuant to the Arrangement Agreement entered into on August 12, 2024, Madryn has agreed to convert all of the amount outstanding under the Madryn Credit Facility and the Subordinated Convertible Notes into Common Shares, prior to the effective date of the Neuronetics Transaction. See note 14.
On October 3, 2024, all outstanding Subordinated Convertible Notes, including Subordinated Convertible
Notes
held by affiliates of Madryn, were converted into Common Shares following the receipt of a conversion notice from Madryn. In connection therewith, a total of 57,692,306 Common Shares were issued to affiliates of Madryn at a conversion price of $0.078 per Common Share. See note 25.

22.	Basic and diluted loss per share:

	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2024	2023	2024	2023
Net loss attributable to the shareholders of Greenbrook TMS	$(13,207,359)	$(13,491,287)	$(39,830,850)	$(36,824,871)
Weighted average common shares outstanding: Basic and diluted	39,721,003	42,232,942	43,061,687	37,810,209
Loss per share: Basic and diluted	$(0.33)	$(0.32)	$(0.92)	$(0.97)
For the three and nine months ended
September
30, 2024, the effect of 2,219,500 options (September 30, 2023 – 1,661,500) and 437,177 lender warrants (September 30, 2023 – 437,177) have been excluded from the diluted calculation because this effect would be anti-dilutive.

4
5

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

23.	Non-controlling interest:
As a result of operating agreements with
non-wholly
owned entities, the Company has control over these entities under U.S. GAAP, as the Company has power over all significant decisions made by these entities and thus 100% of the financial results of these subsidiaries are included in the Company’s consolidated financial results.
The following summarizes changes in the Company’s
non-wholly
owned entities during the reporting or comparative periods:

(a)
On February 27, 2023, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Connecticut LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Connecticut LLC.

(b)
On September 29, 2023, the Company acquired a portion of the non-controlling
ownership interest in Greenbrook TMS Arlington LLC for $513 for the release of liabilities and losses and repaid the non-controlling
interest loan with the former minority party in an amount of $39,487, for total consideration of $40,000. As at December 31, 2023, the Company has an ownership interest of 100% of Greenbrook TMS Arlington LLC.

(c)
On April 18, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Fairfax LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Fairfax LLC.

(d)
On April 18, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Greenbelt LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 87.5% of Greenbrook TMS Greenbelt LLC.

(e)
On May 17, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Christiansburg LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Christiansburg LLC.

(f)
On May 17, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Lynchburg LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Lynchburg LLC.

4
6

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

23.	Non-controlling interest (continued):

(g)
On May 17, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Roanoke LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Roanoke LLC.

(h)
On May 17, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS St. Petersburg LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS St. Petersburg LLC.

(i)
On June 3, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Mooresville LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Mooresville LLC.

(j)
On June 3, 2024, the Company acquired a portion of the
non-controlling
ownership interest in TMS NeuroHealth Centers Woodbridge LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of TMS NeuroHealth Centers Woodbridge LLC.

(k)
On June 3, 2024, the Company acquired a portion of the
non-controlling
ownership interest in Greenbrook TMS Wilmington LLC for the release of liabilities and losses. As at September 30, 2024, the Company has an ownership interest of 100% of Greenbrook TMS Wilmington LLC.

4
7

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

23.	Non-controlling interest (continued):
The following table summarizes the aggregate financial information for the Company’s non-wholly
owned entities as at September 30, 2024 and December 31, 2023:

	September 30, 2024	December 31, 2023
Cash	$172,341	$97,702
Accounts receivable, net	4,977,643	2,144,953
Prepaid expenses and other	408,155	297,485
Property, plant and equipment	924,260	1,000,592
Finance right-of-use assets	—	36,165
Operating right-of-use assets	5,310,005	5,656,153
Accounts payable and accrued liabilities	1,597,561	1,239,917
Finance lease liabilities	—	10,548
Operating lease liabilities	5,622,097	5,968,042
Loans payable, net	16,534,707	15,828,916
Shareholder’s deficit attributable to the shareholders of Greenbrook TMS	(8,358,893)	(10,902,792)
Shareholder’s deficit attributable to non-controlling interest	(4,258,434)	(4,440,274)
Distributions paid to non-controlling interests	(201,000)	(46,950)
Partnership buyout	(466,026)	253,251
Historical subsidiary investment by non-controlling interest	1,322,392	1,322,392
The following table summarizes the aggregate financial information for the Company’s non-wholly
owned entities for the three and nine months ended September 30, 2024 and September 30, 2023:

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenue	$8,337,782	$5,561,769	$20,184,728	$18,473,712
Net gain (loss) attributable to the shareholders of Greenbrook TMS	474,492	(311,254)	(776,242)	(1,353,456)
Net gain (loss) attributable to non-controlling interest	328,018	(66,025)	(24,461)	(249,575)

4
8

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

24.	Expenses by nature:
The components of the Company’s other regional and center support costs include the following:

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Salaries and bonuses	$5,506,017	$4,356,592	$16,703,081	$13,129,558
Marketing expenses	1,717,372	407,538	3,941,952	1,224,139

Total	$7,223,389	$4,764,130	$20,645,033	$14,353,697

The components of the Company’s corporate, general and administrative expenses include the following:

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Salaries and bonuses	$3,760,881	$3,629,623	$11,671,760	$11,880,351
Marketing expenses	49,676	52,237	171,400	83,504
Professional and legal fees	1,119,518	937,735	2,730,955	3,565,048
Computer supplies and software	938,265	659,320	3,503,319	2,091,340
Financing and transaction costs	13,185	100,000	174,662	335,094
Travel, meals and entertainment	62,539	39,994	185,187	121,181
Restructuring expense	—	36,500	684,578	500,368
Insurance	51,088	113,909	377,078	476,687
Credit facility amendment fee (note 9(a))	—	—	—	1,000,000
PA Settlement Agreement (note 11(f))	—	—	800,000	—
Other	296,506	416,743	1,171,134	1,351,549

Total	$6,291,658	$5,986,061	$21,470,073	$21,405,122

On March 6, 2023, the Company announced that it embarked on a comprehensive restructuring plan (the “Restructuring Plan”) that aimed to strengthen the Company by leveraging its scale to further reduce complexity, streamlining its operating model and driving operational efficiencies to achieve profitability. As part of this Restructuring Plan, the Company decreased its operating footprint and headcount and operating expenses. The remaining Treatment Centers will continue clinical TMS offerings and a select and growing number of Treatment Centers will continue offering Spravato
®
(esketamine nasal spray) therapy.

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

25.	Subsequent events:

(a)	Additional loans under Madryn Credit Facility:
On October 3, October 15 and November 6, 2024, the Company entered into amendments to the Madryn Credit Facility, whereby Madryn and its affiliated entities extended two additional tranches of debt financing to the Company in an aggregate principal amount of $5,106,599. The terms and conditions are consistent with the terms and conditions of the Company’s existing aggregate term loan, with a principal balance of $120,990,522, under the Madryn Credit Facility in all material respects.
In addition, the amendment to the Madryn Credit Facility entered into on November 27, 2024, extended the period during which the Company’s minimum liquidity covenant is reduced from $3,000,000 to $300,000 to December 9, 2024.

(b)	Subordinated Convertible Notes Conversion:
On October 3, 2024, the Company converted all outstanding Subordinated Convertible Notes into Common Shares upon receipt of a conversion notice from Madryn, requiring the conversion in full of all outstanding Subordinated Convertible Notes held by Madryn and all other holders of Subordinated Convertible Notes in accordance with the terms of the Note Purchase Agreement. The Subordinated Convertible Notes were converted into Common Shares at a conversion price of $0.078 and resulted in the issuance of an aggregate of 134,667,522 Common Shares to the holders of the Convertible Notes. Following completion of the conversion, there are no Subordinated Convertible Notes, or accrued and unpaid interest, issued and outstanding.

(c)	Neuronetics Transaction:
On October 1, 2024, the Court granted an interim order in connection with the Neuronetics Transaction (the “Interim Order”). The Interim Order authorizes the calling and holding of the Greenbrook Meeting, the granting of dissent rights to registered shareholders of the Company and other matters relating to the conduct of the Greenbrook Meeting. The Greenbrook Meeting was called for Friday, November 8, 2024 at 8:00 a.m. (Eastern time).
On October 4, 2024, the Company and Neuronetics filed the joint proxy statement/management information circular (the “Joint Proxy Statement/Circular”) and related proxy materials in respect of the Greenbrook Meeting and Neuronetics Meeting on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. The Joint Proxy Statement/Circular and related materials were also be mailed to shareholders.

5
0

GREENBROOK TMS INC.
Notes to Condensed Interim Consolidated Financial Statements (continued)
(Expressed in U.S. dollars, unless otherwise stated)
Three and nine months ended September 30, 2024 and 2023
(Unaudited)

25.	Subsequent events (continued):
On November 8, 2024, the Neuronetics Transaction was approved by the shareholders of the Company and the stockholders of Neuronetics at the Greenbrook Meeting and the Neuronetics Meeting, respectively.
On November 15, 2024, the Company obtained a final order from the Ontario Superior Court of Justice (Commercial List) approving the Neuronetics Transaction.
On December 10, 2024, the Company announced the successful completion of the Neuronetics Transaction with an effective date of December 9, 2024. In connection with and prior to closing of the Arrangement, Madryn converted (i) all of the outstanding amount owing under Greenbrook’s credit agreement into 2,056,453,835 Greenbrook Shares, representing 95.3% of the Greenbrook Shares (including the Greenbrook Shares held by Madryn prior to such conversion) immediately prior to closing of the Arrangement and (ii) all of the interim period funding provided by Madryn to Greenbrook into an additional 252,999,770 Greenbrook Shares, which Greenbrook Shares were exchanged for Neuronetics Shares at the Exchange Ratio upon closing of the Arrangement.

(d)	Supplement Restructuring Plan:
On November 15, 2024, the Company began a supplemental restructuring plan (the “Supplemental Restructuring Plan”) in an effort to continue to accelerate its path to achieve sustainable profitability and long-term growth. As part of this initiative, the Company plans to decrease its operating footprint by closing 23 treatment centers over the next 45 days, allowing management to focus on its remaining 95 treatment centers.

5
1